SECURITIES AND EXCHANGE COMMISSION


         WASHINGTON, DC 20549



                  FORM 8-K



               CURRENT REPORT


      Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
                    1934




                       March 12, 1996
               ---------------------------------

           (Date of Report, date of earliest event reported)


                              VALHI, INC.
      -----------------------------------------------------------

        (Exact name of Registrant as specified in its charter)


    Delaware              1-5467             87-0110150
------------------------------------------------------------

  (State or other        (Commission         (IRS Employer
    jurisdiction of        File Number)        Identification
    incorporation)                             No.)
   5430 LBJ Freeway, Suite 1700, Dallas, TX     75240-2697
------------------------------------------------------------

   (Address of principal executive offices)     (Zip Code)


                            (214) 233-1700
------------------------------------------------------------

         (Registrant's telephone number, including area code)


                            Not applicable
 ------------------------------------------------------------

    (Former name or address, if changed since last report)



Item 5:  Other Events
         ------------
            On March 12, 1996 , the Registrant issued the press - release attached hereto as Exhibit 99.1 which is incorporated herein by reference.

Item 7:  Financial Statements,  Pro Forma  Financial Information -
         ------------------------------------------------------

            and Exhibits
            ------------


    (c)  Exhibit
         -------


            Item No.             Exhibit Index
            --------      -----------------------------------


              99.1        Press release dated March 12, 1996

                           issued by the Registrant



                           SIGNATURES
                           ----------

        Pursuant to the requirements  of the Securities  Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                 VALHI, INC.
                                 (Registrant)



                                 By:/s/ Steven L. Watson --------
                                    --------------------

                                      Steven L. Watson Vice
                                      President & Secretary
Date:  March 12, 1996
       --------------